UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2026

METAL SKY STAR ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41344	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 River Street, 9th Floor
Hoboken, New Jersey	07030
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 721-8789

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions(see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*The registrant’s units, ordinary shares, par value $0.0001 per share, warrants, and rights each trade on the OTC Markets under the trading symbols “MSSUF,” “MSSAF,” “MSSWF,” and “MSSRF,” respectively.

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

On September 4, 2026, Metal Sky Star Acquisition Corporation (the “Company”) notified UHY LLP (“UHY”) that UHY would be dismissed as the Company’s independent registered public accounting firm. The Audit Committee of the Board of Directors of the Company (the “Audit Committee”) approved the decision to dismiss UHY, which will become effective on September 4, 2026.

The audit reports of UHY on the Company’s financial statements as of and for the fiscal years ended December 31, 2025 and 2024, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that UHY’s audit reports on the Company’s consolidated financial statements for the fiscal year ended December 31, 2025 and 2024, included explanatory paragraphs relating to substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended December 31, 2025 and 2024, and through September 4, 2026, the Company has not had any disagreement with UHY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to UHY’s satisfaction, would have caused UHY to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements. In addition, during the Company’s two most recent fiscal years ended December 31, 2025 and 2024, and through September 4, 2026, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, other than the material weaknesses in the Company’s internal control over financial reporting described in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and 2025.

The Audit Committee has discussed the subject matter of these reportable events with UHY. The Company has authorized UHY to respond fully to the inquiries of any successor independent registered public accounting firm of the Company concerning the subject matter of the reportable events.

The Company provided UHY with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that UHY furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements in this Item 4.01(a). A copy of UHY’s letter, dated September 15, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm.

As of the filing date of this Form 8-K, the Company has not engaged a new independent accounting firm for the fiscal year ending December 31, 2026. At such time as a new independent accounting firm is engaged, the Company will file a Form 8-K disclosing such appointment.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter to Securities and Exchange Commission from UHY LLP, dated September 15, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METAL SKY STAR ACQUISITION CORPORATION

Dated: September 17, 2026	By:	/s/ Wenxi He
	Name:	Wenxi He
	Title:	Chief Executive Officer and Chief Financial Officer
(principal financial officer)